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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 24, 2003
              (Date of earliest event reported: November 10, 2003)

                             DND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                        333-42936              87-0631750
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)

               375 E. Elliot Rd., Bldg. 6, Chandler, Arizona 85225 (Address of principal executive offices) (Zip Code)

                                 (480) 892-7020
                         (Registrant's telephone number)

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                                                                    NEWS RELEASE

ITEM 5. OTHER EVENTS

On November 10, 2003, Aspect Systems, Inc., a wholly-owned subsidiary of DND Technologies, Inc. (the "Registrant") announced its acquisition of certain Matrix legacy product lines from Axcelis Technologies, Inc. The press release is included in this report as Exhibit 99.1.

ITEM 7. EXHIBITS

99.1 Aspect Systems, Inc. Press Release, dated November 10, 2003 - Aspect Systems Acquires Matrix System One and System Ten Legacy Product Lines From Axcelis Technologies, Inc.

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 24, 2003

                                        DND Technologies, Inc., a Nevada
                                        corporation


                                        By: /s/ Dennis Key
                                           --------------------------------
                                           Dennis Key, CFO